SUBJECT TO REVISION - TERM SHEET DATED FEBRUARY 16, 1999

                                                                    EXHIBIT 99
$1,008,147,000.00

$170,000,000.00 CLASS A-1 ___% ASSET BACKED NOTES
$300,800,000.00 CLASS A-2 ___% ASSET BACKED NOTES
$240,000,000.00 CLASS A-3 ___% ASSET BACKED NOTES
$252,000,000.00 CLASS A-4 ___% ASSET BACKED NOTES
$  45,347,000.00 CLASS B ___% ASSET BACKED NOTES

FIRST SECURITY-Registered Trademark- AUTO OWNER TRUST 1999-1
ISSUER

FIRST SECURITY BANK-Registered Trademark-, N.A.
SELLER AND SERVICER

Attached is a preliminary term sheet (the "TERM SHEET") describing the structure, collateral pool and certain aspects of the First Security-Registered Trademark- Auto Owner Trust 1999-1 (the "TRUST"). The information contained in the attached Term Sheet is referred to as the "INFORMATION".

The attached Term Sheet has been prepared with the cooperation of First Security Bank, N.A. (the "BANK"). Neither the underwriters, nor any of their affiliates, makes any representation as to the accuracy or completeness of the Information. The description of the collateral pool and other Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. In addition, the attached Term Sheet supersedes any prior term sheet.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, a final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. A final prospectus supplement will be filed after the securities have been priced and all of the terms and information are finalized. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication ("OFFERING DOCUMENTS") for definitive Information on any matter discussed in this communication. Any investment decision should be based on the data in the Offering Documents and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the J.P. Morgan Asset Finance Group at (212) 648-4506.

Sales of the securities to be offered by the Trust may not be consummated unless the purchaser has received the Offering Documents. The securities to be offered by the Trust under the Offering Documents have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                         UNDERWRITERS OF THE CLASS A NOTES
J.P. MORGAN & CO.
               CREDIT SUISSE FIRST BOSTON
                              FIRST SECURITY CAPITAL MARKETS, INC.
                                                                LEHMAN BROTHERS

                         UNDERWRITERS OF THE CLASS B NOTES

               J.P. MORGAN & CO.        FIRST SECURITY CAPITAL MARKETS, INC.

            FIRST SECURITY-Registered Trademark- AUTO OWNER TRUST 1999-1 FIRST SECURITY BANK-Registered Trademark-, N.A., SELLER AND SERVICER

                                Subject to Revision

                         Term Sheet Dated February 16, 1999

 Capitalized terms used below which are not defined have the meanings specified in the Base Prospectus of First Security Bank-Registered
               Trademark-, N.A. Dated January 20, 1999 and pertaining to First Security-Registered Trademark- Auto Owner Trusts. A copy of such Prospectus is available from the Securities and Exchange
            Commission and by contacting the J.P. Morgan Asset Finance
                            Group at (212) 648-4506.


Issuer . . . . . . . . . . . . . . . . . . . . .       First Security Auto Owner Trust 1999-1 (the
                                                       "TRUST" or the "ISSUER").

Indenture Trustee. . . . . . . . . . . . . . . .       Bankers Trust Company will act as the Indenture
                                                       Trustee.

Owner Trustee. . . . . . . . . . . . . . . . . .       Wilmington Trust Company will act as the Owner
                                                       Trustee.

The Notes. . . . . . . . . . . . . . . . . . . .       The Notes offered hereby are:

                                                       1)   Class A-1 ____% Asset Backed Notes in the
                                                            aggregate principal amount of $170,000,000.

                                                       2)   Class A-2 ____% Asset Backed Notes in the
                                                            aggregate principal amount of $300,800,000.

                                                       3)   Class A-3 ____% Asset Backed Notes in the
                                                            aggregate principal amount of $240,000,000.

                                                       4)   Class A-4 ____% Asset Backed Notes in the
                                                            aggregate principal amount of $252,000,000.

                                                       5)   Class B ____% Asset Backed Notes in the
                                                            aggregate principal amount of $45,347,000.
                                                            The Seller will retain a Class B Note in
                                                            the aggregate principal amount of $400.28,
                                                            which is not offered hereby.

Trust Property . . . . . . . . . . . . . . . . .       The principal property of the Trust will
                                                       include, among other things: (i) a pool of
                                                       fixed rate motor vehicle installment sale
                                                       contracts and installment loans; (ii) all
                                                       monies due or received thereunder on and after
                                                       the Cutoff Date; (iii) security interests in
                                                       the Financed Vehicles; and (iv) amounts on
                                                       deposit in the Trust Accounts, including the
                                                       Reserve Account.

Terms of the Notes:


Distribution Dates . . . . . . . . . . . . . . .       The 15th day of each month (or, if such day is
                                                       not a business day, the next succeeding
                                                       business day), beginning March 15, 1999.

     Interest. . . . . . . . . . . . . . . . . .       -    The interest rate for each Class of Notes
                                                            is the fixed rate as



                                       -6-



                                                            specified on the cover page of this Term
                                                            Sheet.  Interest will be payable on all
                                                            Notes on each Distribution Date.

                                                       -    Interest on the Class A-1 Notes and the
                                                            Class A-2 Notes will be calculated on the
                                                            basis of the actual number of days elapsed
                                                            from the last Distribution Date and a 360-day
                                                            year.

                                                       -    Interest on the Class A-3 Notes, the Class
                                                            A-4 Notes and the Class B Notes will be
                                                            calculated on the basis of a 360-day year
                                                            of twelve 30-day months.

                                                       -    Payments of interest on the Class B Notes
                                                            are subordinated to interest payments on
                                                            the Class A Notes as follows:

                                                            -    On any Distribution Date, interest on
                                                                 the Class B Notes will not be paid
                                                                 until all accrued and unpaid interest
                                                                 on the Class A Notes have been paid
                                                                 in full.

                                                            -    After an acceleration of the Notes
                                                                 following an Event of Default, or if
                                                                 any Notes remain outstanding
                                                                 following the applicable Final
                                                                 Scheduled Distribution Date, no
                                                                 interest or principal will be paid on
                                                                 the Class B Notes until all principal
                                                                 and interest on the Class A Notes has
                                                                 been paid in full.

     Principal . . . . . . . . . . . . . . . . .       -    Principal on the Notes will be payable on
                                                            each Distribution Date in an aggregate
                                                            amount based on the amount of principal
                                                            collected on the Receivables during the
                                                            related Collection Period.  Such payments
                                                            will be made, except as provided below, as
                                                            follows:

                                                            -    first, 100% to the Class A-1 Notes
                                                                 until the Class A-1 Notes are paid in
                                                                 full; and

                                                            -    second, approximately 94.5896% to the
                                                                 Class A Notes until paid in full (all
                                                                 of which shall be paid to the Class
                                                                 A-2 Notes until paid in full, then to
                                                                 the Class A-3 Notes until paid in
                                                                 full and then to the Class A-4 Notes
                                                                 until paid in full) and approximately
                                                                 5.4104% to the Class B Notes until
                                                                 paid in full.

                                                       -    After the occurrence of a Gross Loss
                                                            Trigger Event, principal payments will be
                                                            made, except as provided below, as
                                                            follows:

                                                            -    first, to the Class A Notes until
                                                                 paid in full (all of which shall be
                                                                 paid to the Class A-1 Notes until
                                                                 paid in full, then to the Class A-2
                                                                 Notes until paid in full, then to the
                                                                 Class A-3 Notes until paid in full
                                                                 and then to the Class A-4 Notes until
                                                                 paid in full); and

                                         -7-



                                                            -    second, to the Class B Notes until
                                                                 paid in full.

                                                            "CUMULATIVE GROSS LOSSES" shall equal, on
                                                            any Distribution Date, the aggregate
                                                            amount allocable to principal of all
                                                            Receivables which have been designated as
                                                            Liquidating Receivables on or after the
                                                            Cutoff Date and prior to such Distribution
                                                            Date.

                                                            "GROSS LOSS RATIO" means, on any
                                                            Distribution Date, an amount expressed as
                                                            a percentage, equal to the quotient of (i)
                                                            the Cumulative Gross Losses as of such
                                                            Distribution Date divided by (ii)
                                                            $1,008,147,400.28.

                                                            A "GROSS LOSS TRIGGER EVENT" shall occur
                                                            if, on any Distribution Date, the Gross
                                                            Loss Ratio exceeds 7%; provided, however,
                                                            that a Gross Loss Trigger Event will not
                                                            occur after the acceleration of the Notes
                                                            following an Event of Default or if any
                                                            Notes remain outstanding after the
                                                            applicable Final Scheduled Distribution
                                                            Date.

                                                       -    In addition to the above, payments of
                                                            principal on the Class B Notes are
                                                            subordinated to payments of interest and
                                                            principal on the Class A Notes such that
                                                            after an acceleration of the Notes
                                                            following an Event of Default or if any
                                                            Notes remain outstanding following the
                                                            applicable Final Scheduled Distribution
                                                            Date:

                                                            -    In lieu of the above, principal
                                                                 payments will be made as follows:

                                                                 -    first, to the Class A
                                                                      Noteholders ratably according to
                                                                      the amount due and payable on
                                                                      each class until all the Class A
                                                                      Notes have been paid in full;
                                                                      and

                                                                 -    second, to the Class B
                                                                      Noteholders until the Class B
                                                                      Notes have been paid in full.

                                                            -    any amounts otherwise payable as
                                                                 interest and principal on the Class B
                                                                 Notes will be available to make
                                                                 payments of principal on the Class A
                                                                 Notes.



                                                       The outstanding principal amount, if any, of
                                                       each class of Notes will be payable in full on
                                                       the date set forth below.  If any class of
                                                       Notes is not repaid in full on or prior to the
                                                       applicable Final Scheduled Distribution Date,
                                                       an Event of Default will occur.  In addition,
                                                       in such event, no interest or principal will be
                                                       paid on the Class B Notes until all interest
                                                       and principal have been paid on the Class A
                                                       Notes.


                                                 -8-



     Final Scheduled
     Distribution Dates. . . . . . . . . . . .         NOTES               FINAL SCHEDULED DISTRIBUTION DATE
                                                       -----               ---------------------------------
                                                       Class A-1 Notes               March 15, 2000
                                                       Class A-2 Notes               April 15, 2002
                                                       Class A-3 Notes               June 16, 2003
                                                       Class A-4 Notes               June 15, 2004
                                                       Class B Notes                 March 15, 2005

     Redemption. . . . . . . . . . . . . . . . .       The Class A-4 Notes and the Class B Notes will
                                                       be redeemed in whole on any Distribution Date
                                                       if the Servicer exercises its option to
                                                       purchase from the Trust the Receivables and
                                                       other Trust Property.  The Servicer may
                                                       exercise this option only if:

                                                       -    the Aggregate Receivables Balance declines
                                                            to 10% or less of the Aggregate Starting
                                                            Receivables Balance;

                                                       -    the aggregate of the Repurchase Amount of
                                                            the Receivables (other than Liquidating
                                                            Receivables) is greater than or equal to
                                                            the sum of the outstanding principal
                                                            balance of all Notes, plus accrued and
                                                            unpaid interest thereon; and

                                                       -    the Class A-1 Notes, the Class A-2 Notes
                                                            and the Class A-3 Notes have been paid in
                                                            full.

                                                       The redemption price will be equal to the
                                                       unpaid principal amount of the Class A-4 Notes
                                                       and the Class B Notes, plus accrued and unpaid
                                                       interest thereon.

     Voting Rights . . . . . . . . . . . . . . .       If the Offering Documents specify certain
                                                       circumstances under which a specified
                                                       percentage in principal amount of the
                                                       outstanding Notes must consent, approve, direct
                                                       or request an action, such action shall be
                                                       valid only if such specified percentage in
                                                       principal amount of all outstanding Class A
                                                       Notes (or, if no Class A Notes remain
                                                       outstanding, all of the outstanding Class B
                                                       Notes) voting together as a single class have
                                                       voted to give such consent, approval,
                                                       direction, request or notice or take such
                                                       action.


                                                       Any Notes held by the Seller will not be deemed
                                                       outstanding and shall be disregarded when a
                                                       vote is taken.

     Subordination . . . . . . . . . . . . . . .       The Class B Notes are subordinated to the Class
                                                       A Notes.  This provides additional credit
                                                       enhancement for the Class A Notes.

                                                       -    No interest will be paid on the Class B
                                                            Notes on any Distribution Date until all
                                                            accrued and unpaid interest on the Class A
                                                            Notes has been paid in full.

                                                       -    After the occurrence of a Gross Loss
                                                            Trigger Event,

                                                            -    no principal will be paid on the
                                                                 Class B Notes until all principal
                                                                 owed on the Class A Notes has been
                                                                 paid in full; and


                                         -9-


                                                            -    amounts otherwise payable as
                                                                 principal on the Class B Notes will
                                                                 be available to make payments of
                                                                 principal on the Class A Notes.

                                                       -    After an acceleration of the Notes
                                                            following an Event of Default or if any of
                                                            the Notes remain outstanding on and after
                                                            the applicable Final Scheduled
                                                            Distribution Date,

                                                            -    no principal or interest will be paid
                                                                 on the Class B Notes until all
                                                                 principal and interest owed on the
                                                                 Class A Notes has been paid in full;
                                                                 and

                                                            -    amounts otherwise payable as interest
                                                                 and principal on the Class B Notes
                                                                 will be available to make payments of
                                                                 principal on the Class A Notes.

     Reserve Account . . . . . . . . . . . . . .       Funds on deposit in the Reserve Account will be
                                                       available on each Distribution Date to cover
                                                       shortfalls in distributions of interest and
                                                       principal on the Notes due to delinquencies and
                                                       defaults on the Receivables.  Amounts in the
                                                       Reserve Account will also be available to pay
                                                       servicing fees.

                                                       The Reserve Account will be funded as follows:

                                                       -    On the Closing Date, the Seller will
                                                            deposit the Reserve Account Initial
                                                            Deposit of $25,203,685.01  into the
                                                            Reserve Account.

                                                       -    On each Distribution Date, any collections
                                                            on the Receivables remaining after
                                                            providing for all required payments to
                                                            holders of the Notes, the payment of the
                                                            Total Servicing Fee and reimbursement of
                                                            Outstanding Advances will be deposited in
                                                            the Reserve Account.


                                                       On each Distribution Date, any amount in the
                                                       Reserve Account in excess of the Specified
                                                       Reserve Account Balance will be paid to the
                                                       Certificateholders (which will initially be the
                                                       Seller).  The Noteholders will have no further
                                                       rights to any amounts paid to the
                                                       Certificateholders from the Reserve Account.

                                                       The "SPECIFIED RESERVE ACCOUNT BALANCE" for any
                                                       Distribution Date will equal 4.5% of the
                                                       Aggregate Receivables Balance as of the last
                                                       day of the related Collection Period.  However,
                                                       the Specified Reserve Account Balance will be
                                                       calculated as 9.0% of the Aggregate Receivables
                                                       Balance for any Distribution Date (beginning on
                                                       June 15, 1999) on which the Average Net Loss
                                                       Ratio exceeds 1.50% or the Average Delinquency
                                                       Ratio exceeds 1.25%.  In no event will the
                                                       Specified Reserve Account Balance be less than
                                                       the lesser of (i) $20,162,948.01 and (ii) the
                                                       aggregate outstanding principal amount of the
                                                       Notes.  We may change this definition without
                                                       your consent so long as the change does not
                                                       cause the ratings of the Notes to be reduced or
                                                       withdrawn.


                                      -10-


     Tax Status. . . . . . . . . . . . . . . . .       As described in the Offering Documents, in the
                                                       opinion of Kirkland & Ellis, special tax
                                                       counsel to the Seller, the Trust will not be
                                                       classified as an association (or publicly
                                                       traded partnership) taxable as a corporation
                                                       and the Notes will be characterized as debt.
                                                       Prospective investors should consult their own
                                                       tax advisors to determine the federal, state,
                                                       local, and other tax consequences of the
                                                       purchase, ownership and disposition of the
                                                       Notes.  Prospective investors should note that
                                                       no rulings have been or will be sought from the
                                                       Internal Revenue Service (the "IRS") with
                                                       respect to any of the federal income tax
                                                       consequences discussed herein and no assurance
                                                       can be given that the IRS will not take a
                                                       contrary position.

     ERISA Considerations. . . . . . . . . . . .       As described in the Offering Documents, the
                                                       Notes may be purchased by employee benefit
                                                       plans that are subject to the Employee
                                                       Retirement Income Security Act of 1974, as
                                                       amended ("ERISA"), upon satisfaction of certain
                                                       conditions described therein.  Any benefit plan
                                                       fiduciary considering a purchase of Notes
                                                       should, among other things, consult with
                                                       experienced legal counsel in determining
                                                       whether all required conditions have been
                                                       satisfied.


     Legal Investment. . . . . . . . . . . . . .       The Class A-1 Notes will be eligible securities
                                                       for purchase by money market funds under
                                                       paragraph (a)(9) of Rule 2a-7 under the
                                                       Investment Company Act of 1940, as amended.

     Ratings . . . . . . . . . . . . . . . . . .       We will not issue the Notes unless (1) the
                                                       Class A-1 Notes are rated in the highest
                                                       short-term rating category, (2) the Class A-2
                                                       Notes, the Class A-3 Notes and the Class A-4
                                                       Notes are rated in the highest long-term rating
                                                       category and (3) the Class B Notes are rated at
                                                       least investment grade, in each case by at
                                                       least two nationally recognized statistical
                                                       rating agencies (the "RATING AGENCIES").  After
                                                       the Notes are issued, any ratings may be
                                                       lowered or withdrawn by the applicable Rating
                                                       Agency.


                                         -11-


                                  THE RECEIVABLES

SELECTION CRITERIA

     Approximately 98.16% of the Aggregate Receivables Balance of Motor Vehicle Loans were originated by the Seller through Dealers in the ordinary course of the Seller's business and in accordance with Seller's underwriting standards; the remainder of the Motor Vehicle Loans were made directly by the Seller to the Obligors in accordance with the Seller's underwriting standards. The Seller will warrant in the Agreement that all the Receivables have the following individual characteristics, among others: (i) the obligation of the related Obligor under each Receivable is secured by a security interest in either a new or used automobile or light truck; (ii) each Receivable has a contractual interest rate ("CONTRACT RATE") of at least 6% and not more than 30%; (iii) each Receivable had a remaining maturity, as of the Cutoff Date, of not less than 6 months and not more than 67 months; (iv) each Receivable had a remaining principal balance of not less than $100 and not more than $86,000 as of the Cutoff Date; (v) no Receivable was more than 29 days past due as of the Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff Date; (vii) each Receivable is a Simple Interest Receivable (as described below); (viii) the Dealer of the Financed Vehicle, if any, has no participation in, or other right to receive, any proceeds of the Receivable and (ix) each Receivable was originated on or after February 8, 1993. No procedures adverse to Noteholders were used by the Seller in selecting the Receivables to be transferred to the Trust on the Closing Date. All terms of the retail motor vehicle installment sale contracts and installment loans constituting the Receivables which are material to the Noteholders are described in the Prospectus.

CERTAIN CHARACTERISTICS

     As of the Cutoff Date, approximately 36.40% of the Aggregate Receivables Balance was attributable to loans for purchases of new Financed Vehicles and approximately 63.60% of the Aggregate Receivables Balance was attributable to loans for purchases of used Financed Vehicles.

     The composition, distribution by Contract Rate and distribution by remaining term of the Receivables as of the Cutoff Date are set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

COMPOSITION OF THE RECEIVABLES


   WEIGHTED AVERAGE
   CONTRACT RATE OF          AGGREGATE             NUMBER OF              AVERAGE           WEIGHTED AVERAGE     WEIGHTED AVERAGE
     RECEIVABLES        RECEIVABLES BALANCE   RECEIVABLES IN POOL    RECEIVABLE BALANCE      ORIGINAL TERM        REMAINING TERM
  ------------------  ---------------------   -------------------    ------------------     -----------------    ----------------
        9.931%         $1,008,147,400.28             73,355          $     13,743.40          64.12 mos.           57.84 mos.


DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES

                                                                                            PERCENTAGE OF
                                            NUMBER OF                                         AGGREGATE
 CONTRACT RATE RANGE                       RECEIVABLES          RECEIVABLES BALANCE      RECEIVABLES BALANCE
 -------------------                      --------------        --------------------     ---------------------
 6.00-6.99%  . . . . . . . . .                     3,187        $     51,833,138.80            5.14%
 7.00-7.99%  . . . . . . . . .                     9,436        $    153,231,031.60           15.20%
 8.00-8.99%  . . . . . . . . .                    13,913        $    213,686,166.78           21.20%
 9.00-9.99%  . . . . . . . . .                    15,593        $    224,205,505.42           22.24%
 10.00-10.99%  . . . . . . . .                    10,107        $    134,144,742.13           13.31%
 11.00-11.99%  . . . . . . . .                     6,347        $     78,018,824.26            7.74%
 12.00-12.99%  . . . . . . . .                     5,425        $     62,173,100.07            6.17%
 13.00-13.99%  . . . . . . . .                     2,945        $     34,097,170.62            3.38%
 14.00-14.99%  . . . . . . . .                     1,936        $     19,271,939.52            1.91%
 15.00-15.99%  . . . . . . . .                     1,579        $     14,458,068.72            1.43%
 16.00-16.99%  . . . . . . . .                       893        $      8,177,537.41            0.81%
 17.00-17.99%  . . . . . . . .                       507        $      4,717,614.35            0.47%
 18.00-18.99%  . . . . . . . .                       732        $      5,291,873.10            0.52%
 19.00-19,99%  . . . . . . . .                       279        $      2,057,017.79            0.20%
 20.00-20.99%  . . . . . . . .                       102        $        822,695.86            0.08%
 21.00-21.99%  . . . . . . . .                       208        $      1,093,174.59            0.11%
 22.00-22.99%  . . . . . . . .                        53        $        363,912.43            0.04%
 23.00-23.99%  . . . . . . . .                        32        $        171,398.70            0.02%
 24.00-24.99%  . . . . . . . .                        36        $        156,346.49            0.02%
 25.00-25.99%  . . . . . . . .                        27        $        125,649.69            0.01%
 26.00-26.99%  . . . . . . . .                         9        $         27,839.75            0.00%
 27.00-27.99%  . . . . . . . .                         1        $          1,197.92            0.00%
 28.00-28.99%  . . . . . . . .                         4        $          9,091.35            0.00%
 29.00-29.99%  . . . . . . . .                         4        $         12,380.90            0.00%
                                          --------------        --------------------     -----------------
      Total  . . . . . . . . .                    73,355        $  1,008,147,400.28           100.0%
                                          --------------        --------------------     -----------------
                                          --------------        --------------------     -----------------


DISTRIBUTION BY REMAINING TERM OF THE RECEIVABLES


                                                                                     PERCENTAGE OF
 REMAINING TERM                      NUMBER OF                                         AGGREGATE
 (MONTHS)                           RECEIVABLES          RECEIVABLE BALANCE      RECEIVABLES BALANCE
------------------                 --------------       --------------------     ----------------------
 1-12  . . . . . . . . . . . . .           1,428        $       3,644,246.05                  0.36%
 13-24 . . . . . . . . . . . . .           2,709        $      11,590,537.31                  1.15%
 25-36 . . . . . . . . . . . . .           5,211        $      38,022,562.77                  3.77%
 37-48 . . . . . . . . . . . . .           9,193        $      91,260,525.24                  9.05%
 49-60 . . . . . . . . . . . . .          29,814        $     433,331,260.18                 42.98%
 61-66 . . . . . . . . . . . . .          21,496        $     364,888,904.91                 36.19%
 67  . . . . . . . . . . . . . .           3,504        $      65,409,363.82                  6.49%
                                      ----------        --------------------          ---------------
      Total  . . . . . . . . . .          73,355        $   1,008,147,400.28                 100.0%
                                      ----------        --------------------          ---------------
                                      ----------        --------------------          ---------------

GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES

     The following table sets forth the percentage of the Aggregate Receivables Balance of the Receivables in the states with the largest concentration of Receivables. No other state accounts for more than 1.0% of the Aggregate Receivables Balance of the Receivables.


                                                      PERCENTAGE OF
                                                         AGGREGATE
                STATE                               RECEIVABLES BALANCE
                -----                               -------------------
                Washington . . . . . . . . . .            26.57%
                Idaho  . . . . . . . . . . . .            20.71%
                Utah . . . . . . . . . . . . .            19.99%
                Oregon . . . . . . . . . . . .            10.20%
                Nevada . . . . . . . . . . . .             8.74%
                Montana  . . . . . . . . . . .             4.19%
                California . . . . . . . . . .             3.93%
                Wyoming  . . . . . . . . . . .             1.39%
                South Dakota . . . . . . . . .             1.37%



PAYMENTS ON THE RECEIVABLES

     All Receivables provide for the allocation of payments according to the "Simple Interest" method (each a "SIMPLE INTEREST RECEIVABLE"). A Simple Interest Receivable provides for the amortization of the amount financed under the Receivable over a series of fixed level months payments (except that the last such payment may be different). However, each monthly payment consists of an installment of interest which is calculated on the basis of the Receivable Balance multiplied by the stated Contract Rate and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable the amount received is applied first to interest accrued and unpaid to the date of payment and the balance is applied to reduce the unpaid Receivable Balance of the Receivables. Accordingly, if an Obligor pays a fixed monthly installment before its schedule date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater, thereby having the effect of a prepayment. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the Receivable Balance as of such date.

     The Receivables are prepayable at any time. Prepayments may also result from liquidations due to default, the receipt of monthly installments earlier than the scheduled due dates for such installments, the receipt of proceedings from credit life, disability, theft or physical damage, insurance, repurchases by the Seller as a result of certain uncured breaches of the warranties made by it in the Sale and Servicing Agreement with respect to the Receivables, purchases by the Servicer as a result of certain uncured breaches of the covenants made by it in the Sale and Servicing Agreement with respect to the Receivables, or the Servicer exercising its option to purchase all of the remaining Receivables. Prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including decreases in interest rates and the fact that an Obligor may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Seller.

WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model (the "MODEL"), is based on an assumed rate of prepayment (the "ABS") each month relative to the original number of receivables in a pool of receivables. The Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables and the final payment in respect of any class of Notes could occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The table on the following pages captioned "Percent of Initial Principal Balance at Various ABS Percentages" (the "ABS TABLE") has been prepared on the basis of the characteristics of the Receivables, as described below. The ABS Table assumes that (i) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (iii) distributions on the Notes are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month) and (iv) the Servicer does not exercise its option to purchase the Receivables. The pool has an assumed cutoff date of January 25, 1999. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal balance of each class of the Notes that is projected to be outstanding after payments are made on each of the Distribution Dates shown at various constant ABS percentages.
The ABS Table also indicates the month in which the Servicer can exercise its optional clean-up call and the associated projected average weighted life.

     The ABS Table also assumes that the Receivables have been aggregated into a hypothetical pool, with all of the Receivables within the pool having the following characteristics and that the level scheduled monthly payment (which is based on its Aggregate Receivables Balance, annual percentage rate ("APR"), original term to maturity and remaining term to maturity as of the Cutoff Date) will be such that the pool will be fully amortized by the end of its remaining term to maturity.


      AGGREGATE                           ORIGINAL TERM       REMAINING TERM
  RECEIVABLES BALANCE         APR        TO MATURITY (MOS.)  TO MATURITY (MOS.)
----------------------       -----       ------------------  ------------------
   $1,008,147,400.28         9.931%              64                  58


     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within the hypothetical pool could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of the Notes.

                PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES


                                                        CLASS A NOTES
                        -----------------------------------------------------------------------------
DISTRIBUTION DATE                   CLASS A-1 NOTES                         CLASS A-2 NOTES
---------------------   -------------------------------------   -------------------------------------
                          0.0%      1.2%      1.5%      1.8%      0.0%      1.2%      1.5%      1.8%
                        ------    ------    ------   -------   -------    ------    ------    ------
Closing Date . . . .    100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
3/15/99. . . . . . .     91.99     84.43     82.35     80.19    100.00    100.00    100.00    100.00
4/15/99. . . . . . .     83.92     69.00     64.90     60.63    100.00    100.00    100.00    100.00
5/15/99. . . . . . .     75.78     53.71     47.65     41.34    100.00    100.00    100.00    100.00
6/15/99. . . . . . .     67.57     38.57     30.61     22.32    100.00    100.00    100.00    100.00
7/15/99. . . . . . .     59.29     23.58     13.77      3.57    100.00    100.00    100.00    100.00
8/15/99. . . . . . .     50.95      8.74      0.00      0.00    100.00    100.00     98.48     92.03
9/15/99. . . . . . .     42.53      0.00      0.00      0.00    100.00     96.82     89.70     82.30
10/15/99 . . . . . .     34.05      0.00      0.00      0.00    100.00     89.06     81.05     72.72
11/15/99 . . . . . .     25.50      0.00      0.00      0.00    100.00     81.37     72.51     63.29
12/15/99 . . . . . .     16.87      0.00      0.00      0.00    100.00     73.77     64.09     54.01
1/15/00. . . . . . .      8.18      0.00      0.00      0.00    100.00     66.26     55.79     44.90
2/15/00. . . . . . .      0.00      0.00      0.00      0.00     99.68     58.84     47.61     35.94
3/15/00. . . . . . .      0.00      0.00      0.00      0.00     94.96     51.50     39.56     27.14
4/15/00. . . . . . .      0.00      0.00      0.00      0.00     90.19     44.26     31.63     18.50
5/15/00. . . . . . .      0.00      0.00      0.00      0.00     85.39     37.10     23.84     10.03
6/15/00. . . . . . .      0.00      0.00      0.00      0.00     80.55     30.04     16.17      1.73
7/15/00. . . . . . .      0.00      0.00      0.00      0.00     75.66     23.07      8.63      0.00
8/15/00. . . . . . .      0.00      0.00      0.00      0.00     70.74     16.20      1.22      0.00
9/15/00. . . . . . .      0.00      0.00      0.00      0.00     65.77      9.43      0.00      0.00
10/15/00 . . . . . .      0.00      0.00      0.00      0.00     60.76      2.75      0.00      0.00
11/15/00 . . . . . .      0.00      0.00      0.00      0.00     55.72      0.00      0.00      0.00
12/15/00 . . . . . .      0.00      0.00      0.00      0.00     50.63      0.00      0.00      0.00
1/15/01. . . . . . .      0.00      0.00      0.00      0.00     45.50      0.00      0.00      0.00
2/15/01. . . . . . .      0.00      0.00      0.00      0.00     40.32      0.00      0.00      0.00
3/15/01. . . . . . .      0.00      0.00      0.00      0.00     35.10      0.00      0.00      0.00
4/15/01. . . . . . .      0.00      0.00      0.00      0.00     29.84      0.00      0.00      0.00




                                                        CLASS A NOTES
                         -----------------------------------------------------------------------------
DISTRIBUTION DATE                    CLASS A-3 NOTES                         CLASS A-4 NOTES
---------------------    ------------------------------------   --------------------------------------
                           0.0%      1.2%      1.5%      1.8%      0.0%      1.2%      1.5%      1.8%
                         ------    -------   -------   ------    ------    ------    ------    -------
Closing Date . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
3/15/99. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
4/15/99. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
5/15/99. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
6/15/99. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
7/15/99. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
8/15/99. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
9/15/99. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
10/15/99 . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
11/15/99 . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
12/15/99 . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
1/15/00. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
2/15/00. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
3/15/00. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
4/15/00. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
5/15/00. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
6/15/00. . . . . . .     100.00    100.00    100.00    100.00    100.00    100.00    100.00    100.00
7/15/00. . . . . . .     100.00    100.00    100.00     91.97    100.00    100.00    100.00    100.00
8/15/00. . . . . . .     100.00    100.00    100.00     81.99    100.00    100.00    100.00    100.00
9/15/00. . . . . . .     100.00    100.00     92.41     72.23    100.00    100.00    100.00    100.00
10/15/00 . . . . . .     100.00    100.00     83.47     62.69    100.00    100.00    100.00    100.00
11/15/00 . . . . . .     100.00     95.20     74.70     53.37    100.00    100.00    100.00    100.00
12/15/00 . . . . . .     100.00     87.08     66.10     44.27    100.00    100.00    100.00    100.00
1/15/01. . . . . . .     100.00     79.09     57.68     35.41    100.00    100.00    100.00    100.00
2/15/01. . . . . . .     100.00     71.23     49.44     26.78    100.00    100.00    100.00    100.00
3/15/01. . . . . . .     100.00     63.50     41.39     18.38    100.00    100.00    100.00    100.00
4/15/01. . . . . . .     100.00     55.91     33.52     10.22    100.00    100.00    100.00    100.00






                        ------------------------------------
DISTRIBUTION DATE                      CLASS B NOTES
---------------------   ------------------------------------
                          0.0%      1.2%      1.5%      1.8%
                        -------   ------    ------    ------
Closing Date . . . .    100.00    100.00    100.00    100.00
3/15/99. . . . . . .    100.00    100.00    100.00    100.00
4/15/99. . . . . . .    100.00    100.00    100.00    100.00
5/15/99. . . . . . .    100.00    100.00    100.00    100.00
6/15/99. . . . . . .    100.00    100.00    100.00    100.00
7/15/99. . . . . . .    100.00    100.00    100.00    100.00
8/15/99. . . . . . .    100.00    100.00     99.42     96.97
9/15/99. . . . . . .    100.00     98.79     96.09     93.28
10/15/99 . . . . . .    100.00     95.85     92.81     89.65
11/15/99 . . . . . .    100.00     92.93     89.57     86.07
12/15/99 . . . . . .    100.00     90.05     86.37     82.55
1/15/00. . . . . . .    100.00     87.20     83.23     79.09
2/15/00. . . . . . .     99.88     84.38     80.12     75.69
3/15/00. . . . . . .     98.09     81.60     77.07     72.36
4/15/00. . . . . . .     96.28     78.85     74.06     69.08
5/15/00. . . . . . .     94.46     76.14     71.10     65.87
6/15/00. . . . . . .     92.62     73.46     68.19     62.71
7/15/00. . . . . . .     90.77     70.81     65.33     59.63
8/15/00. . . . . . .     88.90     68.21     62.52     56.61
9/15/00. . . . . . .     87.01     65.63     59.76     53.65
10/15/00 . . . . . .     85.11     63.10     57.05     50.76
11/15/00 . . . . . .     83.20     60.61     54.40     47.94
12/15/00 . . . . . .     81.27     58.15     51.80     45.19
1/15/01. . . . . . .     79.32     55.73     49.25     42.51
2/15/01. . . . . . .     77.36     53.35     46.75     39.89
3/15/01. . . . . . .     75.38     51.01     44.32     37.35
4/15/01. . . . . . .     73.38     48.71     41.93     34.88


______________________

                PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                                                                  CLASS A NOTES
                       -----------------------------------------------------------------------------------------------------
DISTRIBUTION DATE             CLASS A-1 NOTES                 CLASS A-2 NOTES                         CLASS A-3 NOTES
-----------------      -----------------------------------------------------------------------------------------------------

                       0.0%    1.2%    1.5%    1.8%     0.0%    1.2%      1.5%    1.8%      0.0%     1.2%     1.5%    1.8%
                       ----    ----    ----    ----    -----    ----      ----    ----    ------    -----    -----    ----
5/15/01. . . . . . .   0.00    0.00    0.00    0.00    24.54    0.00      0.00    0.00    100.00    48.45    25.83    2.31
6/15/01. . . . . . .   0.00    0.00    0.00    0.00    19.19    0.00      0.00    0.00    100.00    41.12    18.34    0.00
7/15/01. . . . . . .   0.00    0.00    0.00    0.00    13.80    0.00      0.00    0.00    100.00    33.94    11.03    0.00
8/15/01. . . . . . .   0.00    0.00    0.00    0.00     8.36    0.00      0.00    0.00    100.00    26.89     3.93    0.00
9/15/01. . . . . . .   0.00    0.00    0.00    0.00     2.88    0.00      0.00    0.00    100.00    19.99     0.00    0.00
10/15/01 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     96.69    13.23     0.00    0.00
11/15/01 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     89.70     6.62     0.00    0.00
12/15/01 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     82.66     0.15     0.00    0.00
1/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     75.56     0.00     0.00    0.00
2/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     68.40     0.00     0.00    0.00
3/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     61.18     0.00     0.00    0.00
4/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     53.90     0.00     0.00    0.00
5/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     46.56     0.00     0.00    0.00
6/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     39.16     0.00     0.00    0.00
7/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     31.70     0.00     0.00    0.00
8/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     24.18     0.00     0.00    0.00
9/15/02. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00     16.60     0.00     0.00    0.00
10/15/02 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      8.95     0.00     0.00    0.00
11/15/02 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      1.24     0.00     0.00    0.00
12/15/02 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
1/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
2/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
3/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
4/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
5/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
6/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
7/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
8/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
9/15/03. . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
10/15/03 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
11/15/03 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00
12/15/03 . . . . . .   0.00    0.00    0.00    0.00     0.00    0.00      0.00    0.00      0.00     0.00     0.00    0.00

Weighted Average Life
    (years) (1). . .   0.52    0.29    0.25    0.23     1.85    1.12      1.00    0.89      3.22     2.26     2.02    1.81
*Weighted Average Life
 to Optional Clean Up
  Call (years) (1) .
*Optional Clean Up Call
  Date (mo/yr) . . .


                                    CLASS A NOTES
                      -----------------------------------------------------------------------------
DISTRIBUTION DATE                   CLASS A-4 NOTES                           CLASS B NOTES
-----------------     -----------------------------------------------------------------------------
                        0.0%      1.2%      1.5%      1.8%      0.0%      1.2%      1.5%      1.8%
                        ----      ----      ----      ----      ----      ----      ----      ----
5/15/01. . . . . . .  100.00    100.00    100.00    100.00     71.37     46.45     39.61     32.48
6/15/01. . . . . . .  100.00    100.00    100.00     94.89     69.34     44.23     37.34     30.16
7/15/01. . . . . . .  100.00    100.00    100.00     87.82     67.29     42.06     35.13     27.91
8/15/01. . . . . . .  100.00    100.00    100.00     80.98     65.23     39.93     32.97     25.74
9/15/01. . . . . . .  100.00    100.00     97.16     74.39     63.15     37.84     30.88     23.65
10/15/01 . . . . . .  100.00    100.00     90.76     68.05     61.06     35.79     28.85     21.63
11/15/01 . . . . . .  100.00    100.00     84.56     61.95     58.94     33.79     26.88     19.69
12/15/01 . . . . . .  100.00    100.00     78.56     56.10     56.81     31.83     24.97     17.83
1/15/02. . . . . . .  100.00     94.13     72.75     50.51     54.66     29.92     23.13     16.05
2/15/02. . . . . . .  100.00     88.27     67.15     45.17     52.49     28.06     21.34     14.36
3/15/02. . . . . . .  100.00     82.54     61.74     40.10     50.31     26.24     19.63     12.75
4/15/02. . . . . . .  100.00     76.97     56.54     35.29*    48.10     24.47     17.97     11.22*
5/15/02. . . . . . .  100.00     71.55     51.55     30.75     45.88     22.74     16.39      9.77
6/15/02. . . . . . .  100.00     66.28     46.77     26.47     43.64     21.07     14.87      8.42
7/15/02. . . . . . .  100.00     61.17     42.21     22.48     41.38     19.44     13.42      7.14
8/15/02. . . . . . .  100.00     56.21     37.86     18.76     39.11     17.87     12.03      5.96
9/15/02. . . . . . .  100.00     51.41     33.72*    15.32     36.81     16.34     10.72*      4.87
10/15/02 . . . . . .  100.00     46.78     29.81     12.17     34.50     14.87      9.48      3.87
11/15/02 . . . . . .  100.00     42.30     26.13      9.30     32.16     13.45      8.31      2.96
12/15/02 . . . . . .   93.78     38.00     22.67      6.73     29.81     12.08      7.21      2.14
1/15/03. . . . . . .   86.31     33.85*    19.44      4.45     27.43     10.76*     6.18      1.41
2/15/03. . . . . . .   78.78     29.88     16.45      2.47     25.04      9.50      5.23      0.79
3/15/03. . . . . . .   71.19     26.08     13.69      0.80     22.63      8.29      4.35      0.25
4/15/03. . . . . . .   63.54     22.46     11.17      0.00     20.20      7.14      3.55      0.00
5/15/03. . . . . . .   55.83     19.01      8.90      0.00     17.75      6.04      2.83      0.00
6/15/03. . . . . . .   48.05     15.74      6.86      0.00     15.27      5.00      2.18      0.00
7/15/03. . . . . . .   40.20     12.65      5.08      0.00     12.78      4.02      1.61      0.00
8/15/03. . . . . . .   32.29*     9.74      3.55      0.00     10.27*     3.10      1.13      0.00
9/15/03. . . . . . .   24.32      7.02      2.27      0.00      7.73      2.23      0.72      0.00
10/15/03 . . . . . .   16.28      4.49      1.25      0.00      5.17      1.43      0.40      0.00
11/15/03 . . . . . .    8.17      2.15      0.49      0.00      2.60      0.68      0.16      0.00
12/15/03 . . . . . .    0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00

Weighted Average Life
    (years) (1). . .    4.32      3.69      3.38      3.01      3.05      2.28      2.06      1.84
*Weighted Average Life
 to Optional Clean Up
  Call (years) (1) .    4.25      3.54      3.21      2.86      3.03      2.23      2.01      1.79
*Optional Clean Up Call
  Date (mo/yr) . . .    8/03      1/03      9/02      4/02      8/03      1/03      9/02      4/02

______________________
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related principal balance of the Note.

     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                      DELINQUENCY AND LOSS EXPERIENCE OF SELLER

The tables set forth below indicate the delinquency and credit loss/repossession experience for each of the last five calendar years of the Bank's entire portfolio of Motor Vehicle Loans (including Motor Vehicle Loans that it previously sold but continues to service). The tables include both Mother Vehicle Loans originated directly by the Bank and through Dealers in a relative proportion substantially similar to the Motor Vehicle Loans to be transferred to the Trust. Fluctuations in delinquencies, repossessions and charge-offs generally follow trends in the overall economic environment and may be affected by such factors as increased competition for Obligors, rising consumer debt burden per household and increases in personal bankruptcies.

No assurance can be made that the delinquency and loss experience for the Motor Vehicle Loans as a whole or those transferred to the Trust will be similar to the historical experience set forth below.

DELINQUENCY EXPERIENCE
                                  AS OF DECEMBER 31,


                                                          1998                       1997                      1996
                                                  --------------------     ------------------------   -----------------------
                                                   NUMBER                    NUMBER                    NUMBER
                                                  OF LOANS    AMOUNT        OF LOANS       AMOUNT     OF LOANS       AMOUNT
                                                  ---------   --------     -----------   -----------  ----------    ---------
                                                                      (DOLLARS IN THOUSANDS)
 Portfolio at Period End . . . . . . . . .         303,595   3,495,181      242,396    $  2,557,565    200,922   $ 1,979,782
 Delinquency(1)
   30-59 Days  . . . . . . . . . . . . . .           5,002      53,150        3,557    $     35,995      3,380   $    31,646
   60-89 Days  . . . . . . . . . . . . . .           1,726      18,839          765    $      8,035      1,209   $    11,330
   90 Days or More . . . . . . . . . . . .             792       8,891          444    $      4,694        600   $     5,947
 Total Delinquencies . . . . . . . . . . .           7,520      80,880        4,766    $     48,724      5,189   $    48,923

 Total Delinquencies
   as Percentage of
   the Portfolio . . . . . . . . . . . . .            2.48%       2.31%        1.97%           1.91%      2.58%         2.47%



                                                          1995                       1994
                                                  --------------------     ------------------------
                                                   NUMBER                    NUMBER
                                                  OF LOANS    AMOUNT        OF LOANS       AMOUNT
                                                  ---------   --------     -----------   -----------
                                                              (DOLLARS IN THOUSANDS)

 Portfolio at Period End . . . . . . . . .       193,634    $1,824,411      197,996    $  1,885,491
 Delinquency(1)
   30-59 Days  . . . . . . . . . . . . . .         2,867    $   24,914        2,345    $     20,775
   60-89 Days  . . . . . . . . . . . . . .           557    $    5,358          603    $      5,839
   90 Days or More . . . . . . . . . . . .           255    $    2,462          273    $      2,594
 Total Delinquencies . . . . . . . . . . .         3,679    $   32,734        3,221    $     29,208

 Total Delinquencies
   as Percentage of
   the Portfolio . . . . . . . . . . . . .          1.90%         1.79%        1.63%           1.55%




___________________
(1) The period of delinquency is based on the number of days payments are contractually past due for all Motor Vehicle Loans other than Motor Vehicle Loans previously charged off.


CREDIT LOSS/REPOSSESSION EXPERIENCE


                                                                                       YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------------
                                                                      1998          1997          1996         1995         1994
                                                                  ------------  ------------  ------------- ----------  -----------
                                                                                       (DOLLARS IN THOUSANDS)
 Portfolio Balance at Period End . . . . . . . . . . . . . . . .  $  3,495,181  $  2,557,565  $  1,979,782  $1,824,411  $ 1,885,491
 Average Portfolio Balance During Period . . . . . . . . . . . .  $  3,020,363  $  2,270,731  $  1,883,171  $1,850,693  $ 1,670,756
 Average Number of Loans Outstanding During the Period . . . . .       273,261       222,092       195,749     195,834      180,660
 Number of Repossessions During the Period . . . . . . . . . . .         6,207         4,967         4,198       4,153        3,528
 Number of Repossessions as percentage of Average Number of
 Loans Outstanding . . . . . . . . . . . . . . . . . . . . . . .          2.27%         2.24%         2.14%       2.12%        1.95%
 Gross Charge-offs(1)  . . . . . . . . . . . . . . . . . . . . .  $     53,485  $     39,184  $     29,488  $   25,644  $    17,354
 Recoveries on Loans Previously Charged Off(2) . . . . . . . . .  $     19,882  $     16,901  $     11,849  $   11,321  $     8,370
 Net Charge-offs(3)  . . . . . . . . . . . . . . . . . . . . . .  $     33,604  $     22,283  $     17,639  $   14,323  $     8,984
 Net Charge-offs as a Percentage of Portfolio Balance at Period
 End   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.96%         0.87%         0.89%       0.79%        0.48%
 Net Charge-offs as a Percentage of Average Balance During
 Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1.11%         0.98%         0.94%       0.77%        0.54%

________________

(1)  Gross Charge-offs are generally stated net of liquidation proceeds.
(2) Recoveries on Loans Previously Charged Off generally include amounts received with respect to loans previously charged off, other than liquidation proceeds, net of collection expenses. A portion of recoveries has resulted from certain collection and recovery efforts used by the Bank with respect to defaulted receivables acquired by the Bank from other institutions as a result of mergers. Such defaulted receivables are not being transferred to the Trust and such reported recoveries may not be indicative of future results.
(3) Net Charge-offs equal Gross Charge-offs minus Recoveries on Loans Previously Charged Off.